Stockholders' Equity	12 Months Ended
Dec. 31, 2013
Stockholders' Equity Attributable to Parent [Abstract]
Stockholders' Equity
Stockholders' Equity
Preferred Stock
We are authorized, subject to limitations prescribed by Delaware law, to issue preferred stock in one or more series; to establish the number of shares included within each series; to fix the rights, preferences and privileges of the shares of each wholly unissued series and any related qualifications, limitations or restrictions; and to increase or decrease the number of shares of any series (but not below the number of shares of a series then outstanding) without any further vote or action by our stockholders. At December 31, 2013 and 2012, there were 10 million shares of $0.001 par value preferred stock authorized for issuance, and no shares issued or outstanding.
Common Stock
Our Amended and Restated Certificate of Incorporation authorizes us to issue 3.6 billion shares of common stock.